UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): APRIL 13, 2005



                      INSIGHT COMMUNICATIONS COMPANY, INC.
             (Exact name of Registrant as specified in its charter)


         Delaware                      0-26677                   13-4053502
 (State of incorporation)       (Commission File No.)           (IRS Employer
                                                             Identification No.)

                                 810 7TH AVENUE
                            NEW YORK, NEW YORK 10019
                    (Address of principal executive offices)


                  Registrant's telephone number: (917) 286-2300


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE CONTRACT.

     On April 13, 2005, our Board of Directors approved a resolution to compensate each of Geraldine B. Laybourne and David C. Lee in the amount of $100,000 for service as members of the Special Committee of our Board of Directors created on March 7, 2005 to consider a proposal to acquire all of our outstanding publicly held Class A common stock.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       INSIGHT COMMUNICATIONS COMPANY, INC.



Dated: April 19, 2005                  By:  /s/ Elliot Brecher
                                            -------------------------------
                                            ELLIOT BRECHER
                                            Senior Vice President
                                               and General Counsel